UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 3, 2012 (November 30, 2012)

MOCON, INC.

(Exact name of registrant as specified in its charter)

Minnesota	000-09273	41-0903312
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7500 Mendelssohn Avenue North Minneapolis, MN	55428
(Address of Principal Executive Offices)	(Zip Code)

(763) 493-6370

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)           The Board of Directors of MOCON, Inc. (MOCON), upon recommendation of the Nominating Committee, has increased the size of the Board from six directors to eight directors and elected David J. Ward and Bradley D. Goskowicz as directors of MOCON, to fill the vacancies created by such increase, all effective as of November 30, 2012.

David J. Ward, 55, is currently a General Manager of Cargill Process Optimizers, a provider of technical services and software that assists many of the largest food and beverage companies improve efficiencies worldwide.  Mr. Ward has been with Cargill for more than five years.

Bradley D. Goskowicz, 56, is currently the Chief Executive Officer of Microbiologics, Inc., a manufacturer of biological reference materials for quality control testing, and previously served as the Chief Marketing Officer from February 2009 to February 2010.  Prior to joining Microbiologics, Inc., Mr. Goskowicz was the Vice President of Marketing and Clinical Site Development at Myocor, Inc. from May 2006 to February 2008 and has held senior sales, marketing, and leadership positions with companies such as Johnson & Johnson, Medtronic, Inc. and Thoratec Corporation.

As of the date hereof, Mr. Ward will be elected to the Audit Committee of MOCON’s Board of Directors and Mr. Goskowicz will be elected to the Compensation Committee of MOCON’s Board of Directors.  There are no arrangements or understandings between each of Mr. Ward or Mr. Goskowicz and any other person pursuant to which they were selected as directors, and there have been no transactions since the beginning of MOCON’s last fiscal year, or are currently proposed, regarding Mr. Ward or Mr. Goskowicz that are required to be disclosed by Item 404(a) of Regulation S-K.

Each of Mr. Ward and Mr. Goskowicz will receive compensation and participate in plans as a non-employee director of MOCON as described on pages 15 to 18 in the definitive proxy statement for MOCON’s Annual Meeting of Shareholders held on May 24, 2012, under the heading “Director Compensation.”

Item 7.01                                           Regulation FD Disclosure.

MOCON issued a press release announcing the election of Mr. Ward and Mr. Goskowicz.  A copy of this press release is attached hereto as Exhibit 99.1.

The information contained in this Item 7.01 and Exhibit 99.1 to this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filings made by MOCON under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as may be expressly set forth by specific reference in such filing.

Item 9.01              Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
10.1

Description of Non-Employee Director Compensation Arrangements (incorporated by reference to Exhibit 10.13 to MOCON’s annual report on Form 10-K for the fiscal year ended December 31, 2011 (File No. 000-09273))

99.1	Press Release issued December 3, 2012 (furnished herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOCON, INC.

Dated: December 3, 2012	By:	/s/ Darrell B. Lee
Darrell B. Lee
Vice President, Chief Financial Officer,
Treasurer and Secretary

MOCON, INC.

CURRENT REPORT ON FORM 8-K

Exhibit Index

Exhibit No.	Description	Method of Filing

10.1	Description of Non-Employee Director Compensation Arrangements	Incorporated by reference to Exhibit 10.13 to MOCON’s annual report on Form 10-K for the fiscal year ended December 31, 2011 (File No. 000-09273)

99.1	Press Release issued December 3, 2012	Furnished herewith